Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE FIRST QUARTER ENDED MARCH 31, 2015

Philadelphia, PA - May 7, 2015 - Resource America, Inc. (NASDAQ: REXI)

First Quarter 2015 Highlights
•Adjusted net income attributable to common shareholders of $2.2 million (see Schedule I)
•Increased gross assets under management by 16% to $20.6 billion since March 31, 2014

➢	Gross real estate assets under management increased 36% to $3.6 billion

➢	Gross financial fund management assets under management increased 12% to $16.3 billion

➢	Net assets under management increased 20% to $10.0 billion
•Book value per common share of $7.39
•Repurchased 233,038 shares at $9.04
First Quarter 2015 Results
Resource America, Inc. (NASDAQ: REXI) (the "Company") reported adjusted net income attributable to common shareholders, a non-GAAP measure, of $2.2 million, or $0.10 per common share-diluted, for the three months ended March 31, 2015 as compared to adjusted net income attributable to common shareholders of $2.3 million, or $0.11 per common share-diluted, for the three months ended March 31, 2014. A reconciliation of the Company's reported GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders, a non-GAAP measure, is included as Schedule I to this release.

The Company reported GAAP net income attributable to common shareholders of $337,000, or $0.01 per common share-diluted, for the three months ended March 31, 2015 as compared to GAAP net income attributable to common shareholders of $990,000, or $0.04 per common share-diluted, for the three months ended March 31, 2014.
Assets Under Management
The following table details the Company's gross assets under management by operating segment, which increased by $2.8 billion (16%) from March 31, 2014 to 2015 (in billions):

	March 31,
	2015	2014
Financial fund management	$16.3	$14.6
Real estate	3.6	2.6
Commercial finance	0.7	0.6
	$20.6	$17.8

Net assets under management (1)	$10.0	$8.3

(1)	Net assets under management represents the proportionate share of assets managed by the Company after reflecting joint venture arrangements.
A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

Highlights for the First Quarter Ended March 31, 2015 and Recent Developments

REAL ESTATE ASSET MANAGEMENT:
Equity Asset Management
Resource Real Estate Opportunity REIT, Inc. ("Opportunity REIT I"), a public non-traded real estate investment trust ("REIT") managed by the Company which specializes in acquiring and managing distressed real estate assets, had the following highlights:

•	Increased total assets to $1.0 billion at March 31, 2015, an increase of $200.3 million, or 25%, from $814.3 million at March 31, 2014.

•	Acquired $73.3 million of assets, placed or assumed financing of $39.2 million and disposed of $68.8 million of multifamily assets during the three months ended March 31, 2015.
Resource Real Estate Opportunity REIT II, Inc. ("Opportunity REIT II"), a public non-traded real estate investment trust ("REIT") managed by the Company, commenced its initial public offering in early 2014. Opportunity REIT II is offering up to $1.0 billion in common stock and specializes in acquiring multifamily rental properties and selected loans. Opportunity REIT II had the following highlights:

•	Raised a record $91.0 million during the three months ended March 31, 2015 and a total of $178.6 million since inception.

•	Acquired $36.5 million of assets during the three months ended March 31, 2015.
Debt Asset Management
Resource Capital Corp. ("RSO"), a publicly-traded REIT managed by the Company which focuses on commercial real estate assets, had the following highlights:

•	Originated $156.8 million in new commercial real estate loans during the three months ended March 31, 2015.

•	In January 2015, completed a $100.0 million public offering of its 8.00% convertible senior notes due 2020.

•	In February 2015, completed a $346.2 million commercial real estate securitization that issued $282.1 million of floating-rate notes at a weighted average coupon of LIBOR plus 1.90%.
The following additional highlights contributed to our real estate asset management operations:

•	The Company's real estate operating segment increased its gross assets under management at March 31, 2015 to $3.6 billion, an increase of $948.0 million, or 36%, from March 31, 2014.

•	Real estate revenues increased 28% to $17.0 million, for the three months ended March 31, 2015 as compared to $13.3 million for the prior year period.

•
Resource Real Estate Management, Inc., the Company's property management subsidiary, increased the apartment units it manages to 18,937 units as of March 31, 2015 from 18,509 units as of March 31, 2014.

FINANCIAL FUND MANAGEMENT:

Credit Asset Management

CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture created in April 2012, closed Apidos CLO XX, Ltd. during the quarter. CCP has now closed CLOs issuing notes with a total par value of $6.8 billion. The Company has a 33% interest in this joint venture.

The following additional highlight contributed to our financial fund asset management operations:

•	The Company's financial fund management operating segment increased its gross assets under management at March 31, 2015 to $16.3 billion, an increase of $1.7 billion, or 12%, from March 31, 2014.

CORPORATE/OTHER:
Share Repurchases

•	The Company repurchased 233,038 of its shares during the first quarter ended March 31, 2015 at an average price of $9.04 per share.
Dividends

•
The Company's Board of Directors authorized a cash dividend of $0.06 per share on the Company’s common stock which was paid on April 30, 2015 to holders of record as of the close of business on April 16, 2015.

•	RSO's Board of Directors declared a cash dividend of $0.16 per common share for its three months ended March 31, 2015.
Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account, for its joint ventures, and for outside investors in the real estate, financial fund management and commercial finance sectors.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission, or SEC. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by Opportunity REIT II was declared effective by the SEC on February 6, 2014.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations, consolidating statements of operations and reconciliation of GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders.

RESOURCE AMERICA, INC
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2015	December 31, 2014
	(unaudited)
ASSETS
Cash	$24,909	$27,542
Restricted cash	798	725
Receivables	714	636
Loans and receivables from managed entities and related parties, net	26,787	30,303
Investments in real estate, net	16,833	17,097
Investment securities, at fair value	9,785	9,540
Investments in unconsolidated loan manager	40,292	39,655
Investments in unconsolidated entities	13,105	13,089
Assets of consolidated variable interest entity ("VIE")-RSO:
Cash and cash equivalents (including restricted cash)	244,129	202,043
Investments, at fair value	313,840	296,506
Loans	2,209,175	2,038,435
Investments in real estate and unconsolidated entities	55,668	60,007
Other assets	109,834	131,481
Total assets of consolidated VIE-RSO	2,932,646	2,728,472

Property and equipment, net	5,739	5,063
Deferred tax assets, net	22,015	23,304
Other assets	8,684	5,416
Total assets	$3,102,307	$2,900,842

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$21,631	$22,279
Payables to managed entities and related parties	2,165	3,015
Borrowings	21,174	20,412
Liabilities of consolidated VIE-RSO:
Borrowings	1,924,932	1,717,132
Other liabilities	57,207	57,561
Total liabilities of consolidated VIE-RSO	1,982,139	1,774,693
Total liabilities	2,027,109	1,820,399

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 34,975,726 and 34,489,568 shares issued (including nonvested restricted stock of 1,165,119 and 833,082), respectively	338	335
Additional paid-in capital	308,877	308,134
Accumulated deficit	(24,632)	(23,663)
Treasury stock, at cost; 12,001,772 and 11,764,417 shares, respectively	(122,305)	(120,182)
Accumulated other comprehensive loss	(1,139)	(1,030)
Total stockholders’ equity	161,139	163,594
Noncontrolling interests	313	306
Noncontrolling interests attributable to consolidated VIE-RSO	913,746	916,543
Total equity	1,075,198	1,080,443
Total liabilities and equity	$3,102,307	$2,900,842

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2015	2014
REVENUES:
Real estate (includes revenues of $2,752 and $2,683 related to RSO)	$16,966	$13,275
Financial fund management (includes revenues of $1,437 and $207 related to RSO)	5,137	7,075
Commercial finance (includes no revenues related to RSO)	(2)	(99)
	22,101	20,251
Revenues from consolidated VIE-RSO	24,361	25,245
Elimination of consolidated VIE-RSO revenues attributed to operating segments	(4,273)	(2,880)
Total revenues	42,189	42,616
COSTS AND EXPENSES:
Real estate	11,499	8,875
Financial fund management	2,990	4,389
Commercial finance	579	103
General and administrative	3,297	3,154
Provision for credit losses	402	1,208
Depreciation and amortization	457	451
	19,224	18,180
Expenses from consolidated VIE-RSO	21,060	11,285
Elimination of consolidated VIE-RSO expenses attributed to operating segments	(3,368)	(2,819)
Total expenses	36,916	26,646
OPERATING INCOME	5,273	15,970

OTHER INCOME (EXPENSE):
Interest expense	(421)	(483)
Other income, net	(164)	165
	(585)	(318)
Other income, net, from consolidated VIE-RSO	16,516	3,516
Elimination of consolidated VIE-RSO other income, net attributed to operating segments	11	18
	15,942	3,216
Income from continuing operations before taxes	21,215	19,186
Income tax provision	1,244	1,069
Income tax provision-RSO	1,847	16
Net income	18,124	18,101
Net loss attributable to noncontrolling interests	8	40
Net income attributable to noncontrolling interests of consolidated VIE-RSO	(17,795)	(17,151)
Net income attributable to common shareholders	$337	$990

Basic earnings per share:
Net income	$0.01	$0.05
Weighted average shares outstanding	22,965	20,252

Diluted earnings per share:
Net income	$0.01	$0.04
Weighted average shares outstanding	23,239	22,027

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the first quarter ended March 31, 2015:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$16,966	$—	$—	$16,966
Financial fund management	5,137	—	—	5,137
Commercial finance	(2)	—	—	(2)
	22,101	—	—	22,101
Revenues from consolidated VIE-RSO	—	24,361	—	24,361
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(4,273)	(4,273)
Total revenues	22,101	24,361	(4,273)	42,189
COSTS AND EXPENSES:
Real estate	11,499	—	—	11,499
Financial fund management	2,990	—	—	2,990
Commercial finance	579	—	—	579
General and administrative	3,297	—	—	3,297
Provision for credit losses	402	—	—	402
Depreciation and amortization	457	—	—	457
	19,224	—	—	19,224
Expenses of consolidated VIE-RSO	—	21,060	—	21,060
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(3,368)	(3,368)
Total expenses	19,224	21,060	(3,368)	36,916
OPERATING INCOME	2,877	3,301	(905)	5,273

OTHER INCOME (EXPENSE):
Interest expense	(421)	—	—	(421)
Other income, net	314	—	(478)	(164)
Other income, net, from consolidated VIE-RSO	—	16,516	—	16,516
Elimination of consolidated VIE-RSO other income, net	—	—	11	11
	(107)	16,516	(467)	15,942
Income from continuing operations before taxes	2,770	19,817	(1,372)	21,215
Income tax provision	1,244	1,847	—	3,091
Net income	1,526	17,970	(1,372)	18,124
Net loss attributable to noncontrolling interest	8	—	—	8
Net income attributable to noncontrolling interests-RSO	—	(8,568)	(9,227)	(17,795)
Net income attributable to common shareholders	$1,534	$9,402	$(10,599)	$337

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the first quarter ended March 31, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$13,275	$—	$—	$13,275
Financial fund management	7,075	—	—	7,075
Commercial finance	(99)	—	—	(99)
	20,251	—	—	20,251
Revenues from consolidated VIE-RSO	—	25,245	—	25,245
Elimination of consolidated VIE-RSO revenues attributed to operating segments	—	—	(2,880)	(2,880)
Total revenues	20,251	25,245	(2,880)	42,616
COSTS AND EXPENSES:
Real estate	8,875	—	—	8,875
Financial fund management	4,389	—	—	4,389
Commercial finance	103	—	—	103
General and administrative	3,154	—	—	3,154
Provision for credit losses	1,208	—	—	1,208
Depreciation and amortization	451	—	—	451
	18,180	—	—	18,180
Expenses of consolidated VIE-RSO	—	11,285		11,285
Elimination of consolidated VIE-RSO expenses attributed to operating segments	—	—	(2,819)	(2,819)
Total expenses	18,180	11,285	(2,819)	26,646
OPERATING INCOME	2,071	13,960	(61)	15,970

OTHER INCOME (EXPENSE):
Interest expense	(483)	—	—	(483)
Other income, net	737	—	(572)	165
Other income, net, from consolidated VIE-RSO	—	3,516	—	3,516
Elimination of consolidated VIE-RSO other income, net	—	—	18	18
	254	3,516	(554)	3,216
Income from continuing operations before taxes	2,325	17,476	(615)	19,186
Income tax provision	1,069	16	—	1,085
Net income	1,256	17,460	(615)	18,101
Net loss attributable to noncontrolling interests	40	—	—	40
Net income attributable to noncontrolling interests-RSO	—	(2,344)	(14,807)	(17,151)
Net income attributable to common shareholders	$1,296	$15,116	$(15,422)	$990

Schedule I

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2015	2014
Net income attributable to common shareholders - GAAP	$337	$990

Adjustments, net of tax:
Income, net of eliminations, attributable to consolidation of RSO	1,197	306
Loss attributable to commercial finance	526	863
Deferred tax provision	151	161
Adjusted net income attributable to common shareholders	$2,211	$2,320

Adjusted weighted average diluted shares outstanding	23,239	22,027

Adjusted net income attributable to common shareholders per common per share-diluted	$0.10	$0.11

(1)
Adjusted net income attributable to common shareholders presents the Company's operations prior to the consolidation of RSO and without the effect of its commercial finance operations and deferred tax provision. The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress in both its real estate and financial fund management segments for the three months ended March 31, 2015 and 2014 separately from its commercial finance operations, RSO and deferred tax provision. Adjusted net income attributable to common shareholders should not be considered as an alternative to net income attributable to common shareholders (computed in accordance with GAAP). Instead, adjusted net income attributable to common shareholders should be reviewed in connection with net income attributable to common shareholders in the Company's consolidated financial statements to help analyze how the Company's business is performing.